Supplement dated October 27, 2025 to the Summary Prospectus and Prospectus, dated May 1, 2025, as may be revised or supplemented from time to time, for the following fund:
NATIXIS GATEWAY QUALITY INCOME ETF
(the “Fund”)
Effective immediately, the second paragraph of the “Equity Portfolio” disclosure in the sub‑section “Principal Investment Strategies” within both the “Investments, Risks and Performance” section of the Fund Summary and the “More About Goals and Strategies” section of the Fund Prospectus is amended and restated as follows:
The Subadviser uses a multifactor quantitative model to construct and manage the stock portfolio. The model evaluates U.S.-exchange-traded equities that meet criteria and constraints established by the Subadviser. A quality score is assigned to each security in the investment universe based on systematic factors including profitability and leverage. The strategy seeks to maximize exposure to the weighted quality score, while considering active exposures to individual names, sectors, and the market as a whole. The equity portfolio generally consists of approximately 75‑150 securities. Equity securities purchased by the Fund may include U.S. exchange-listed common stocks, preferred stocks, American Depository Receipts and investment companies (including ETFs). The Fund may invest in affiliated and unaffiliated mutual funds and ETFs, to the extent permitted by the Investment Company Act of 1940. The holdings may be rebalanced as frequently as desired by the Subadviser to maintain the overall desired exposure to the quality factor.
Effective immediately, the “Investments in Other Investment Companies Risk” disclosure in the section “More About Risks” within the Fund Prospectus is amended and restated as follows:
Investments in Other Investment Companies Risk
A Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. A Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. Investments in other investment companies could allow a Fund to obtain investment exposure to certain securities or issuers to a greater extent than might otherwise be permitted under the 1940 Act. Any investment in another investment company will be consistent with a Fund’s investment objective(s) and applicable regulatory limitations.
Effective immediately, the “Issuer Exposure Risk” disclosure will be added in the sub‑section “Principal Investment Strategies” within the “Investments, Risks and Performance” section of the Fund Summary and in the “More About Risks” section of the Fund Prospectus:
Issuer Exposure Risk: Although the Fund is “diversified” within the meaning of the Investment Company Act of 1940 (the “1940 Act”), increases in value in certain securities held by the Fund could cause the Fund to be significantly exposed to a relatively small number of issuers. Similarly, although the Fund is not an index fund, in order to reduce the Fund’s performance dispersion from its benchmark the Fund may use investments in other investment companies to increase its exposure to certain issuers to a greater extent than might otherwise be permitted under the 1940 Act. This exposure to a relatively small number of issuers could increase the risk and volatility of the Fund.